FORM 8-K
               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549

                          CURRENT REPORT

                 Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported): May 17, 1996


                    BROADBAND TECHNOLOGIES, INC.
        (Exact name of registrant as specified in its charter)


                              Delaware
          (State or other jurisdiction of incorporation)


           0-21766                              56-1615990
(Commission File Number)             (IRS Employer Identification No.)

     4024 Stirrup Creek Drive                       27703
      Durham, North Carolina                    (Zip 27703)
            (Address of principal executive offices)

                           (919) 544-0015
         (Registrant's telephone number, including area code)

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Item 5. Other Events

On May 17, 1996, the Registrant issued a press release announcing the anticipated placement of $100 million of 5% Convertible Subordinated Notes due May 15, 2001. The offering may be increased to $115 million under a $15 million underwriters' overallotment option.

Attached as Exhibit 99.1, and incorporated by reference herein, is the Company's May 17, 1996 press release.

Item 7. Financial Statements and Exhibits.

     (c) Exhibits
         99.1 Press Release dated May 17, 1996

                              SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  BOARDBAND TECHNOLOGIES, INC.

Date: May 17, 1996                By:
                                          Salim A.L. Bhatia
                                          President and CEO

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                                EXHIBIT INDEX

99.1       Press Release dated May 17, 1997






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